SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 3, 2003


                             FORGENT NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)

                DELAWARE                                  0-20008                             74-2415696

    (State or other jurisdiction of               (Commission File Number)                   (IRS Employer
     incorporation or organization)                                                       Identification No.)
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



108 Wild Basin Road
     Austin, Texas                                        78746
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (512) 437-2700.


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Item 2.  Acquisition or Disposition of Assets.
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     On July 3, 2003,  Forgent Networks,  Inc. (the "Company"),  closed the sale
(the "Sale") of substantially all of the assets used in its videoconferencing hardware services business (the "Services Business") to Gores Technology Group, through its affiliate GTG Holdings Corp. (the "Buyer"). As consideration for the sale of the Services Business, the Company received $7,350,000 in cash, which was net of a $400,000 extension fee, and the assumption of substantially all of the liabilities of the Services Business. In addition, the Company and Buyer have agreed to reach an accord relating to up to $250,000 of initial purchase price adjustments by July 31, 2003. An additional $2,000,000 in cash has been placed in escrow for possible further purchase price adjustments and indemnity claims. The purchase price escrow, consisting of $1,000,000, will remain in escrow for a period of 120 days subsequent to the closing. The indemnity escrow, consisting of $1,000,000, will remain in escrow for a period of 18 months subsequent to the closing. The Company can give no assurances that it will receive some or any of either the purchase price escrow or the indemnity escrow. The Company's financial advisor, Raymond James & Associates, Inc., rendered a report to the Company regarding the Sale. In connection with sale of the Services Business, the Company and Buyer also entered into a transition services agreement, whereby the Company will provide, for a fee at actual cost, certain transition services for Buyer related to the assets acquired and liabilities assumed in the Sale. The Company and Buyer also entered into a reseller agreement, whereby Buyer will be able to resell the Company's software products, and a co-marketing arrangement, whereby the Company will receive a commission for referring videoconferencing related service business to Buyer.

     In connection with the Sale, Dennis Egan, formerly the Company's Vice President, Services, became employed by Buyer and entered into an employment agreement with Buyer.

     The Sale is more fully described in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 30, 2003.

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


Item 7.  Financial Statements and Exhibits.
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     (a)  Not applicable.

     (b)  Pro forma financial information.

          The pro forma  financial  statements  of the Company  required by this
          Item 7(b) are not yet available. The Company expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report within 60 days after the date this Form 8-K Current Report is required to be filed with the Securities and Exchange Commission.

     (c)  Exhibits.

          The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

          2.1 Asset Purchase Agreement, by and between Forgent Networks, Inc., GTG Holdings, Inc. and Pierce Technology Services, Inc. (formerly VidCon Holding Corp.) (incorporated by reference to Annex A of the Company's definitive proxy statement, filed with the Securities and Exchange Commission on May 30, 2003).

          99.1 Press  Release of  Forgent  Networks,  Inc.,  dated as of July 3,
               2003.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 18, 2003.


                                        FORGENT NETWORKS, INC.


                                        By:/s/ Jay C. Peterson
                                           ------------------------------------
                                           Jay C. Peterson
                                           Chief Financial Officer

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